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                                                                    EXHIBIT 99.2


                                AMENDMENT NO. 1

                                       TO

                                 LOAN AGREEMENT


         AMENDMENT NO. 1 dated as of April 30, 1996 ("Amendment No. 1") to the Loan Agreement dated as of March 14, 1995 (the "Loan Agreement"), among PATTERSON ENERGY, INC., a Delaware corporation (the "Borrower") and THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Loan Agreement, the Lender made available to the Borrower a loan of up to USD 7,000,000 (the "Loan"), as evidenced by the secured promissory note of the Borrower dated March 14, 1995 (the "Note"); and

         WHEREAS, the Lender has agreed to make an additional USD 3,000,000 available to the Borrower subject to such additional amount being governed by the terms and conditions of the Loan Agreement and evidenced by the Note;

         NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

         1. The Definitions of the Loan Agreement are hereby amended as follows:

         (a) The definition of "Loan Documents" is hereby amended to read as follows:

         "Loan Documents" means this Agreement, the Security Agreement, the Note, and the Amendment Documents.

         (b) The following new definitions are hereby added to the Definitions of the Loan Agreement:
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         "Amendment Date" means the date on which the conditions precedent contained in Section 7 of Amendment No. 1 are fulfilled and the modifications to the Loan Agreement contemplated by Amendment No. 1 become effective.

         "Amendment Documents" means Amendment No. 1 and Endorsement No. 1.

         "Endorsement No. 1" means the Endorsement No. 1 to the Note, substantially in the form of Exhibit A attached hereto.

         2. Amount. Section 1.01 of the Loan Agreement is hereby amended to read as follows:

        "Section 1.01    Amount.  Subject to the terms and conditions of
Section 2.01 of this Agreement, the Lender agrees to make Advances to the Borrower in an aggregate principal amount equal to the lesser of (1) 62% of the Collateral Value determined in accordance with Section 1.06(a)(ii) and as substantiated by the appraisal to be delivered to the Lender pursuant to
Section 2.01(n) hereof and (2) USD 10,000,000 (the "Loan").

         3. Revolving Loan Availability Period. Section 1.02(a) of the Loan Agreement is hereby amended to read as follows:

                 "(a)     During the Revolving Loan Availability Period, the
         Lender agrees to make Advances to the Borrower from time to time on any Business Day in the aggregate not to exceed the amount of the Loan available to the Borrower referred to in Section 1.01 hereof. All Advances shall be used by the Borrower for (i) the purchase of additional drilling rigs and equipment; (ii) improvements to the existing drilling rigs of the Borrower; and (iii) working capital; provided, however, that no Advance over and above USD 7,000,000 shall be used for any purpose other than purchasing additional drilling rigs and related drilling rig equipment. The first Advance hereunder may not exceed Four Million Five Hundred Thousand United States Dollars (USD 4,500,000). Each subsequent Advance shall be in an amount of at least Five Hundred Thousand United States Dollars (USD 500,000) and no more than one Advance shall be made by the Lender during any thirty
         (30) calendar days. Within the limits referred to above, the Borrower may borrow, prepay and reborrow under this Section 1.02(a). During the Revolving Loan Availability Period, outstanding Advances shall on an average daily basis, total in the aggregate, a minimum of USD 3,000,000."




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         4.      Revolving Loan Fee.  Section 1.09 of the Loan Agreement is
hereby amended by deleting the figure USD 7,000,000 where it appears in such section and replacing it with the figure USD 10,000,000.

         5. Conditions to Subsequent Advances. Section 2.02 of the Loan Agreement is hereby amended by adding the following new subsection to the end of such section:

         "(h)    There shall not have occurred, in the sole judgment of the
         Lender, a material adverse change in the business, financial condition or operation of the Borrower."

         6. Covenants of the Borrower. Section 3.02 of the Loan Agreement is hereby amended as follows:

         (a)     Subsection (j) is hereby amended to read as follows:

                 "(j)     not, without the prior written consent of the Lender,
                 (i) sell, transfer, lend, lease or otherwise dispose of the Rigs, the whole or, in the opinion of the Lender, any substantial part of its business, property or other assets, whether by a single transaction or by a series of transactions (related or not); (ii) materially change, or permit to change, the management or ownership of the Borrower; (iii) commit any Rig to a drilling contract for a period longer than twelve
                 (12) months (including any committed extensions or renewals) with an entity not affiliated with the Borrower; or (iv) transfer the management or operation of its property, assets or business, or in the opinion of the Lender, any substantial part of its property, assets or business to any other person, firm or corporation."

         (b) In Subsection (s), the required quarterly consolidated Cash Flow Ratio is hereby changed from 1.5:1.0 to 2.0:1.0.

         (c) In Subsection (t), the required consolidated Tangible Net Worth is hereby changed from USD 12,000,000 to USD 13,000,000.

         (d) Subsection (u) is hereby amended by adding the following proviso at the end of such subsection:





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                 "; provided, however, that should the Borrower consummate an acquisition of assets or stock with the proceeds of indebtedness other than the Loan, and such indebtedness causes the Borrower to not be in compliance with this Section 3.02(u), the Lender will increase the allowed ratio of Total
                 Liabilities to Tangible Net Worth by .10 over the actual ratio up to 2.0:1.0."

         7.      Conditions Precedent.

         7.1 Documents Required as Conditions Precedent to Amendment No. 1. The effectiveness of the modifications to the Loan Agreement contemplated by this Amendment No. 1 are subject to the condition precedent that the Lender shall have received at or prior to the Amendment Date all of the following, each dated on or before the Amendment Date and each in form and substance satisfactory to the Lender and its counsel:

         (a) Each of the Amendment Documents shall have been duly authorized and executed with original counterparts thereof delivered to the Lender.

         (b) The Borrower shall have delivered to the Lender evidence of good standing, a certified copy of its Certificate of Incorporation, a certificate of incumbency and duly certified resolutions of its Board of Directors and all such other corporate documentation authorizing it to enter into the transactions contemplated by this Amendment No. 1.

         (c) The Lender shall have received an opinion of its special counsel, Gardere Wynne Sewell & Riggs, L.L.P., in form and substance satisfactory to the Lender.

         (d) The representations and warranties contained in Section 8 of this Amendment No. 1 shall be true on the Amendment Date with the same effect as though such representations and warranties had been made on and as of such date, and no Event of Default specified in Article IV of the Loan Agreement and no event which, with the lapse of time or the giving of notice and the lapse of time specified in Article IV of the Loan Agreement, would become such an Event of Default, shall have occurred and be continuing.

         (e) The Lender shall have received a certificate of the Borrower signed by an officer in charge of environmental affairs and safety as to compliance by the Borrower with all





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environmental, safety and public health laws and regulations applicable to the
Borrower, and,without limitation of the foregoing, all other laws and regulations affecting or relating to the Rigs, the non- compliance with which would have a material adverse effect on the business, properties or condition (financial or otherwise) of the Borrower.

        (f) The Lender shall have received, reviewed and accepted the audited consolidated and consolidating financial statements of the Borrower dated as of the period ending on December 31, 1995, prepared in accordance with generally accepted United States accounting principles, certified by Coopers and Lybrand or other auditors acceptable to the Lender.

        (g) The Borrower shall have provided to the Lender evidence of the insurance maintained on the Rigs as required by Article 5 of the Security Agreement.

        7.2 Waiver of Conditions Precedent. All of the conditions precedent contained in this Section 7 are for the sole benefit of the Lender and the Lender may waive any of them in its absolute discretion, and on such conditions as it deems proper.

        8. Representations of the Borrower. The Borrower represents and warrants that:

        (a) The Borrower is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite power and authority (i) to carry on its business as presently conducted; (ii) to enter into and perform its obligations under the Amendment Documents; and (iii) to borrower moneys.

        (b) The execution, delivery and performance by the Borrower of the Amendment Documents and any other instrument or agreement provided for by this Amendment No. 1 to which the Borrower is a party, have been duly authorized by all necessary corporate action, do not require stockholder approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its Articles of Incorporation or Bylaws, and will not violate any provision of law or of any order of any court or governmental agency or constitute (with or without notice or lapse of time or both) a default under, or result (except as contemplated by this Amendment No. 1) in the creation of any security interests, lien, charge or




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encumbrance upon any of its properties or assets pursuant to, any agreement, indenture or other instrument to which it is a party or by which it may be bound; the Amendment Documents have been duly executed and delivered by the Borrower and constitute its legal, valid and binding agreements, enforceable in accordance with the respective terms thereof. The enforceability of this Amendment No. 1, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights or creditors and to general equity principles.

         (c) There are no suits or proceedings pending or to its knowledge threatened against or affecting the Borrower which if adversely determined would have a material adverse effect upon its business, financial condition or operations.

         (d) Other than such as have been obtained, no license, consent or approval of any Governmental Agency or other regulatory authority is required for the execution, delivery or performance of this Amendment No. 1 or any other Amendment Document or any instrument contemplated herein or therein. The Borrower is the holder of all certificates and authorizations of governmental authorities required by law to enable it to engage in the business transacted by it.

         9. Expenses. The Borrower agrees to promptly, whether or not the modifications to the Loan Agreement contemplated by this Amendment No. 1 become effective, (x) reimburse the Lender for all fees and disbursements or external counsel to the Lender and all reasonable out of pocket fees and disbursements of the Lender incurred in connection with the preparation, execution and delivery of this Amendment No. 1 and all other documents referred to herein, and all amendments or waivers to or termination of this Amendment No. 1 or any agreement referred to herein; and (y) reimburse the Lender for all fees and disbursements of internal and external counsel to the Lender and all reasonable out of pocket fees, disbursements and travel-related expenses of the Lender incurred in connection with the protection of the rights of the Lender under this Amendment No. 1 and all other documents referred to herein, whether by judicial





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proceedings or otherwise.  The obligations of the Borrower under this Section 10 shall survive payment of the Loan.

        10. Wherever and in each such place the term "Loan Agreement" is used throughout the Loan Agreement, such term shall be read to mean the Loan Agreement as amended by this Amendment No. 1.

        11. Except as specifically amended by this Amendment No. 1, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

        12. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Loan Agreement.

        13. THIS AMENDMENT NO. 1 TO LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 on the date first written above. PATTERSON ENERGY, INC.


                                    By:      /s/ Cloyce A. Talbott
                                       ---------------------------------------
                                             Chairman of the Board and
                                             Chief Executive Officer


                                    THE CIT GROUP/EQUIPMENT
                                    FINANCING, INC.


                                    By:      /s/ Joseph M. Pitch
                                       ---------------------------------------
                                             Vice President





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                                                 EXHIBIT A TO AMENDMENT NO. 1 TO
                                                                  LOAN AGREEMENT

                              ENDORSEMENT NO. 1

         Endorsement No. 1 dated April _____, 1996 to the Promissory Note dated March 14, 1995 (the "Note") in the principal amount of USD 7,000,000 from PATTERSON ENERGY, INC. (the "Borrower") in favor of THE CIT GROUP/EQUIPMENT FINANCING, INC. (the "Lender") under the Loan Agreement dated as of March 14, 1995, as amended by Amendment No. 1 dated as of April ____, 1996 (as so amended, the "Loan Agreement").

         The Note is hereby amended, effective the date hereof, as follows:

         1. The principal amount of the Note is hereby changed to USD 10,000,000 wherever it appears.

         2. Wherever and in each place the term "Loan Agreement" is used in the Note, such term shall be read to mean the Loan Agreement as amended by Amendment No. 1 to Loan Agreement dated as of April ____, 1996.

         3. Wherever and in each place the term "Note" is used in the Note, it shall be read to mean the Note as amended by this Endorsement No. 1.

         IN WITNESS WHEREOF, the parties hereto have executed this Endorsement No. 1 the day and year first above written.

                                      PATTERSON ENERGY, INC.


                                      By:__________________________________
                                               Name:___________________________
                                               Title:__________________________

                                      THE CIT GROUP/EQUIPMENT
                                      FINANCING, INC.

                                      By:___________________________________
                                               Name:___________________________
                                               Title:__________________________